Turner Funds

Turner Concentrated Growth Fund

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

October 22, 2012

Dear Shareholder:

On behalf of the Board of Trustees of the Turner Funds (the "Trust"), we are pleased to invite you to a special meeting of shareholders of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund") to be held at 11:00 a.m. (Eastern time) on January 9, 2013 at the offices of Turner Investments, L.P. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 (the "Special Meeting"). At the Special Meeting, you will be asked to approve a plan of reorganization, dated as of September 7, 2012 (the "Plan of Reorganization"), which contemplates the reorganization of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund") into the Turner Large Growth Fund (the "Large Growth Fund"). Investor Class Shares of the Concentrated Growth Fund will be subject to the reorganization. Turner will pay all costs associated with the reorganization. The Concentrated Growth Fund and the Large Growth Fund are sometimes referred to as the "Funds."

The Trustees of the Trust unanimously recommend that you vote to approve the proposed reorganization.

•  Similar Investment Objectives and Policies; Same Lead Portfolio Manager and Investment Adviser

The investment objectives of the Concentrated Growth Fund, the "target" fund, and the Large Growth Fund, the "acquirer" fund are identical — long term capital appreciation. The Concentrated Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. The Fund's portfolio generally will contain between 15 to 30 stocks. While it will not concentrate its investments in any one industry, the Concentrated Growth Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. The Turner Large Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of companies with large market capitalizations that Turner believes have strong earnings growth potential. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

Turner serves as investment adviser to each of the Funds, with Robert Turner as lead portfolio manager for each of the Funds. With respect to both Funds, Mr. Turner is assisted by a team of investment professionals. As of June 30, 2012, the net assets of the Concentrated Growth Fund and the Large Growth Fund were approximately $35 million and $264 million, respectively.

•  Lower Gross and Net Total Operating Expenses; No Sales Loads

Both the gross and net total operating expense ratio for the Turner Large Growth Fund are lower than those of the Turner Concentrated Growth Fund. There will be no sales loads imposed in connection with the reorganization. As of January 31, 2012, the date of the Funds' most recent prospectus, the gross and net total operating expense ratios of the Investor Class Shares of the Turner Concentrated Growth Fund were 2.08% and 1.69%, respectively. As of January 31, 2012, the gross and net total operating expense ratio of the Investor Class Shares of the Turner Large Growth Fund were 1.13% and 0.94%, respectively. The Investment Adviser has contractually agreed to waive fees and reimburse Fund expenses to keep the Turner Concentrated Growth Fund's "Other Expenses" (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.25% through January 31, 2014. The Investment Adviser has contractually agreed to waive fees and expenses to keep "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Investor Class of the Turner Large Growth Fund (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.94% through January 31, 2014.

•  Comparable Recent Relative Performance

Although past performance is no assurance of future results, the investment performance of the Large Growth Fund over the one-, five- and 10-year periods ending December 31, 2011 has been better than that of the Concentrated Growth Fund. The investment performance of the Large Growth Fund over the first six months of 2012 has also been better than that of the Concentrated Growth Fund.

•  Potential Economies of Scale

As of June 30, 2012, the net assets of the Concentrated Growth Fund and the Large Growth Fund were $35 million and $264 million, respectively. Shareholders of both the Concentrated Growth Fund and Large Growth Fund may benefit from the greater efficiencies and economies of scale that can result from an investment in a larger combined fund, including potential lower expense ratios and greater portfolio management efficiencies. After reviewing and considering, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner, the Trustees determined that the reorganization is in the best interests of the Concentrated Growth and Large Growth Funds and their shareholders and that the interests of the existing shareholders of those Funds would not be diluted as a result of the reorganization.

The Large Growth Fund shares you receive in the reorganization will have the same total dollar value as the total dollar value of the Concentrated Growth Fund shares that you held immediately prior to the reorganization. The net asset value of the Concentrated Growth Fund will not be affected by the reorganization. That means that the reorganization will not result in a dilution of any shareholder's interest. Therefore, the market value of your shares will remain the same, although the number of shares you own after the reorganization may change. The exchange of Concentrated Growth Fund shares for Large Growth Fund shares is intended to be tax-free under federal income tax laws.

For more information about the reorganization, please carefully review the enclosed materials. The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Ballot and a Fund prospectus are enclosed.

Please return your Proxy Ballot or follow the instructions in the enclosed materials to vote on-line or by telephone, so that your vote will be counted.

Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Ballot today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.

If you have any questions about the reorganization, please do not hesitate to contact the Trust toll free at 1-800-224-6312.

We look forward to your attendance at the Special Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

Sincerely,

Thomas R. Trala
President and Trustee

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TURNER FUNDS
October 22, 2012

Questions & Answers

For Shareholders of the Concentrated Growth Fund:

The following questions and answers provide an overview of the proposal to reorganize the Concentrated Growth Fund into the Large Growth Fund. We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/Prospectus") that follows.

Q:  What are shareholders being asked to vote upon?

A:  Shareholders of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund") are being asked in the attached Proxy/Prospectus to consider and approve a proposal to reorganize that Fund into the Turner Large Growth Fund (the "Large Growth Fund").

Q.  Why has the reorganization of the Concentrated Growth Fund into the Large Growth Fund been recommended?

A:  The Trustees of the Trust (the "Trustees"), including those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the reorganization of the Concentrated Growth Fund into the Large Growth Fund is in the best interest of the shareholders of each of the Concentrated Growth Fund and the Large Growth Fund and that interests of the existing shareholders of the Concentrated Growth Fund and the Large Growth Fund will not be diluted as a result of the reorganization.

Shareholders of both the Concentrated Growth Fund and Large Growth Fund may benefit from the greater efficiencies that could result from the reorganization. The gross total operating expenses of the Large Growth Fund after the reorganization are expected to be lower than the current gross total operating expenses and current net total operating expenses of the Concentrated Growth Fund in light of Turner's contractual commitment to limit expenses of the Concentrated Growth Fund and Large Growth Fund through January 31, 2014.

The Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the reorganization. The Trustees also considered that neither the Concentrated Growth Fund nor the Large Growth Fund will bear any fees or expenses in connection with the reorganization. Under the Plan of Reorganization, dated as of September 7, 2012 (the "Plan of Reorganization"), which contemplates the reorganization of the Concentrated Growth Fund into the Large Growth Fund, all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization whether or not the transactions contemplated are concluded will be paid by Turner Investments, L.P. ("Turner").

Q:  What is the anticipated timing of the reorganization?

A:  The Special Meeting of shareholders to consider the proposal is scheduled to occur on January 9, 2013. If all necessary approvals are obtained, the proposed reorganization will likely take place on approximately January 15, 2013.

Q:  Who will receive the Proxy/Prospectus material?

A:  The Proxy/Prospectus will be mailed to all persons and entities that held shares of record in the Concentrated Growth Fund on or about October 12, 2012. Please note that in some cases record ownership of and/or voting authority over Concentrated Growth Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:  How is the Concentrated Growth Fund proposed to be reorganized?

A:  The Plan of Reorganization, approved by the Trustees, contemplates the reorganization of the Concentrated Growth Fund into the Large Growth Fund. If the reorganization is approved by shareholders, Concentrated Growth Fund shareholders who do not wish to have their Concentrated Growth Fund shares exchanged for shares of the Large Growth Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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Q:  What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A:  The Trust will not bear any direct fees or expenses in connection with the reorganization. Under the Plan of Reorganization, Turner has agreed to pay all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization whether or not the transactions contemplated are concluded.

The exchange of Concentrated Growth Fund shares for Large Growth Fund shares is intended to be tax-free under federal income tax laws, and the Funds have received a tax opinion to that effect. Nonetheless, it is possible that the sale of securities by the Concentrated Growth Fund prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, might increase the amount of the final distribution made by the Concentrated Growth Fund prior to the reorganization. Immediately prior to the reorganization, the Concentrated Growth Fund will declare and pay a final distribution to shareholders of all of the Concentrated Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the reorganization.

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Turner Funds

Turner Concentrated Growth Fund
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On January 9, 2013

To Shareholders of the Turner Concentrated Growth Fund:

NOTICE IS GIVEN THAT a special meeting (the "Special Meeting") of the shareholders of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund") of the Turner Funds (the "Trust"), will be held at 11:00 a.m. (Eastern time), on January 9, 2013 at the offices of Turner Investments, L.P. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 for the purpose of considering and voting upon:

ITEM 1. A proposal to approve a Plan of Reorganization which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Concentrated Growth Fund to the Turner Large Growth Fund (the "Large Growth Fund") in exchange for Investor Class Shares of the Large Growth Fund; and (2) the distribution of the Investor Class Shares of the Large Growth Fund to the shareholders of the Concentrated Growth Fund in liquidation of the Concentrated Growth Fund.

Item 1 is described in the attached Combined Proxy Statement/Prospectus. The Trustees of the Trust (the "Trustees") unanimously recommend that you vote in favor of the proposal.

Shareholders of record as of the close of business on October 12, 2012 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponements thereof.

You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot that is being solicited by the Trustees. This is important to ensure a quorum at the Special Meeting. You also may return proxies by: 1) touch-tone voting or 2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation, touch-tone voting, voting on-line or a subsequently executed proxy or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees,

Thomas R. Trala
President and Trustee, Turner Funds

We need your proxy vote immediately. You may think that your vote is not important, but it is. By law, the Special Meeting will have to be adjourned with respect to the Concentrated Growth Fund without conducting any business if shares representing a majority interest in the Concentrated Growth Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Trust would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust to hold the Special Meeting as scheduled, so please return your proxy ballot immediately or vote on-line or by telephone.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON JANUARY 9, 2013

The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available on the Trust's website at www.turnerinvestments.com.

By Order of the Board of Trustees

Thomas R. Trala
President and Trustee, Turner Funds

October 22, 2012

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COMBINED PROXY STATEMENT/PROSPECTUS
October 22, 2012

TURNER FUNDS
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
1-800-224-6312

This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund"), a series of the Turner Funds, a Massachusetts business trust (the "Trust"). The Trust's Trustees (the "Trustees") have called a Special Meeting of Shareholders (the "Special Meeting") at the offices of Turner Investments, L.P. ("Turner") on January 9, 2013 at 11:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked:

•  To approve a Plan of Reorganization dated as of September 7, 2012 (the "Plan of Reorganization") which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Concentrated Growth Fund to the Turner Large Growth Fund (the "Large Growth Fund") in exchange for Investor Class Shares of the Large Growth Fund; and (2) the distribution of the Investor Class Shares of the Large Growth Fund to the shareholders of the Concentrated Growth Fund in liquidation of the Concentrated Growth Fund.

Plan of Reorganization. The Plan of Reorganization, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities of the Concentrated Growth Fund to the Large Growth Fund in exchange for Investor Class Shares of the Large Growth Fund. As a result of the reorganization, shareholders of the Concentrated Growth Fund will become shareholders of the Large Growth Fund (the Concentrated Growth Fund and Large Growth Fund are sometimes referred to as "Funds"). The transactions contemplated by the Plan of Reorganization are referred to collectively as the "Reorganization."

This Proxy/Prospectus sets forth concisely the information that a Concentrated Growth Fund shareholder should know before voting on the Reorganization and investing in the Large Growth Fund, and should be retained for future reference. It is both a proxy statement for the Special Meeting and a prospectus for the Large Growth Fund.

Additional information is set forth in the Statement of Additional Information dated October 22, 2012, relating to this Proxy/Prospectus, in the statutory prospectus dated January 31, 2012, as supplemented, for the Turner Funds, and in the summary prospectus dated January 31, 2012, each of which is incorporated herein by reference. The Statement of Additional Information relating to this Proxy/Prospectus is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address: Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. In addition, a current summary prospectus accompanies this Proxy/Prospectus. The Annual Report for the Funds for the fiscal year ended September 30, 2011 and the Semiannual Report for the six months ended March 31, 2012 can each be obtained without charge by calling or writing the Trust at the telephone number or address stated above. Each of these documents together with other information about the Funds is also available on the SEC's website at www.sec.gov.

This Proxy/Prospectus is expected to be first sent to shareholders on or about November 7, 2012. Turner Investments, L.P. ("Turner") has retained Broadridge to provide solicitation services in connection with the Special Meeting at an estimated cost of $50,000. Turner will pay for this expense.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT/PROSPECTUS

Table of Contents

SUMMARY	1
Board's Consideration of the Reorganization	1
The Reorganization	1
Federal Income Tax Consequences of the Reorganization	2
Comparative Fees and Expenses	2
Overview of the Concentrated Growth Fund and the Large Growth Fund	4
Voting Information	5
PRINCIPAL RISK FACTORS	5
Risks of Investing in the Concentrated Growth Fund and the Large Growth Fund	5
PERFORMANCE	7
INFORMATION ABOUT THE REORGANIZATION	8
Trustees' Considerations	8
The Plan of Reorganization	9
Description of the Securities to be Issued	10
Federal Income Tax Consequences	10
Capitalization	12
COMPARISON OF THE CONCENTRATED GROWTH FUND AND THE LARGE GROWTH FUND	12
Investment Objectives and Principal Investment Strategies	12
Other Investment Practices and Investment Securities of the Concentrated Growth Fund and the Large Growth Fund	13
Investment Adviser and Advisory Fee Information	13
Other Service Providers	14
Administration Arrangements	14
Dividends and Other Distributions	14
ADDITIONAL INFORMATION ABOUT THE CONCENTRATED GROWTH FUND AND THE LARGE GROWTH FUND	14
Financial Highlights	14
Materials Incorporated By Reference	15
VOTING INFORMATION	16
General Information	16
Shareholder and Board Approvals	16
Quorum and Adjournment	16
Principal Shareholders	17
OTHER INFORMATION	19
Shareholder Proposals	19
Other Business	19
Householding	19
Available Information	19
Financial Statements	19
SHAREHOLDER INQUIRIES	20
APPENDIX A	A-1

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SUMMARY

The following is a summary of certain information contained in this Proxy/Prospectus and the Plan of Reorganization. The Plan of Reorganization governs the terms of the Reorganization and is attached as Appendix A.

Board's Consideration of the Reorganization

At a meeting held on September 7, 2012, the Trustees considered the Plan of Reorganization and the Reorganization of the Concentrated Growth Fund into the Large Growth Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), who were represented by independent legal counsel, determined that participation in the Reorganization, as contemplated by the Plan of Reorganization, was in the best interests of the shareholders of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. For additional information, see "Information About the Reorganization — Trustees' Considerations."

The Trustees unanimously recommend that shareholders of the Concentrated Growth Fund approve the Plan of Reorganization.

The Reorganization

As set forth in the Plan of Reorganization, the Reorganization between the Concentrated Growth Fund and the Large Growth Fund would involve:

•  The acquisition of all of the assets of the Concentrated Growth Fund by the Large Growth Fund and the assumption by the Large Growth Fund of all of the liabilities of the Concentrated Growth Fund, in exchange for Investor Class Shares of the Large Growth Fund having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the Concentrated Growth Fund, as of the close of business on the business day immediately preceding the effective time of the Reorganization;

•  The distribution of the Large Growth Fund's Investor Class Shares to each holder of the Concentrated Growth Fund's Investor Class Shares, respectively, as of the effective time of the Reorganization; and

•  The complete liquidation of the Concentrated Growth Fund.

As a result of the Reorganization, each Concentrated Growth Fund shareholder will become a shareholder of the Large Growth Fund and will hold, immediately after the Reorganization, Large Growth Fund shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Concentrated Growth Fund immediately prior to the effectiveness of the Reorganization. The Concentrated Growth Fund has issued only one class of shares, Investor Class Shares, and shareholders of the Concentrated Growth Fund will receive Investor Class Shares of the Large Growth Fund as a result of the Reorganization. The Large Growth Fund offers an additional class of shares named Institutional Class Shares. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws.

If approved, the Reorganization will occur as of the opening of business on or about January 15, 2013, or another date selected by the Trust. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Concentrated Growth Fund or (2) 67% or more of the voting interests of the Concentrated Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Concentrated Growth Fund are represented at the Special Meeting in person or by proxy. See "Information about the Reorganization" and "Voting Information" below.

At a meeting of the Board of Trustees on September 7, 2012, management of Turner, investment adviser to the Funds, presented to the Trustees for their consideration a proposal to reorganize the Concentrated Growth Fund into the Large Growth Fund. Representatives of Turner explained that the Concentrated Growth Fund was not expected to reach the necessary scale needed in order to reduce expenses and achieve other economic efficiencies for the Fund's shareholders. After review and evaluation of the possible alternatives, Turner recommended that the Trustees consider the Reorganization.

At that meeting, the Trustees reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the Trust, the Funds and Turner. For the reasons cited above and the additional reasons set forth below under "Information About the Reorganization — Trustees' Considerations," the Trustees unanimously recommend the approval of the proposed Reorganization by Concentrated Growth Fund shareholders.

Federal Income Tax Consequences of the Reorganization

It is intended that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Concentrated Growth Fund, the Large Growth Fund or their respective shareholders. Nonetheless, the sale of securities by the Concentrated Growth Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, may increase the amount of the final distribution made by the Concentrated Growth Fund prior to the Reorganization. Immediately prior to the Reorganization, the Concentrated Growth Fund will declare and pay a distribution to shareholders of all of the Concentrated Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization.

The Trust has received an opinion from its counsel, Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Information About the Reorganization — Federal Income Tax Consequences," below.

Comparative Fees and Expenses

Concentrated Growth Fund and Large Growth Fund Expenses

Expense Ratio Tables. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Investor Class of the Concentrated Growth Fund and Large Growth Fund differ on a gross basis, and on a net basis when taking into account contractual fee waivers and expense reimbursements currently in place by Turner.

The following table: (1) compares the fees and expenses for both classes of the Concentrated Growth Fund and the Large Growth Fund and (2) shows the estimated fees and expenses for both classes of the Large Growth Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the recent expense levels for the Concentrated Growth Fund and the Large Growth Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project levels but actual expenses may be greater or less than those shown.

The annual operating expenses of the Concentrated Growth Fund and Large Growth Fund are based on actual expenses for the twelve months ended September 30, 2011. The Combined Fund (as defined below) pro forma expense ratios are constructed by assuming that the Reorganization occurred on September 30, 2011 and assume that the Funds' fee waivers were in effect for the Combined Fund at this time.

For financial statement purposes the Large Growth Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Large Growth Fund's operating history will be used for financial reporting purposes.

Example Table. Following the expense ratio table are expense examples intended to help you compare and contrast the cost of investing Investor Class Shares of: (1) the Concentrated Growth Fund as it currently exists, (2) the Large Growth Fund as it currently exists, and (3) the Large Growth Fund if it acquires the Concentrated Growth Fund (i.e., the "pro forma" figure) (the "Combined Fund").

The examples depict the dollar amount of expenses on a hypothetical investment in each of the Funds for the periods shown. In the "pro forma" line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense ratio table (and not the net operating expense figure). In other words, the examples do not reflect any expense waivers or reimbursements.

Investor Class Shares

Shareholder Fees (paid directly from your investment)

	Concentrated Growth Fund (Target Fund) Investor Class Shares	Large Growth Fund (Acquirer Fund) Investor Class Shares	Combined Fund Investor Class Shares (Pro Forma)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Concentrated Growth Fund (Target Fund) Investor Class Shares		Large Growth Fund (Acquirer Fund) Investor Class Shares		Combined Fund Investor Class Shares (Pro Forma)
Investment Advisory Fees	1.44	%(1)	0.60%		0.60%
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.39%		0.28%		0.33%
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Total Annual Fund Operating Expenses	2.08%		1.13%		1.18%
Fee Waivers and Expense Reimbursements	(0.39	)%(2)	(0.19	)%(3)	(0.24)%
Net Total Operating Expenses after Fee Waivers and Expense Reimbursements	1.69%		0.94%		0.94%

(1)  The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index and may range from 0.70% to 1.50% depending on the Fund's performance. The performance adjustment is computed based on the average net assets of the Fund during the current month plus the previous eleven months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the investment advisory fee shown in the table may be lower or higher than the stated range.

(2)  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Concentrated Growth Fund's "Other Expenses" (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.25% through January 31, 2014. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2014. Turner may discontinue this arrangement at any time after January 31, 2014. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

(3)  Turner has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Investor Class Shares of the Large Growth Fund (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.94% through January 31, 2014. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2014. Turner may discontinue this arrangement at any time after January 31, 2014. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

Examples

The following Examples are intended to help you compare the cost of investing in (1) the Concentrated Growth Fund as it currently exists; (2) the Large Growth Fund as it currently exists; and (3) the Large Growth Fund if it acquires the Concentrated Growth Fund (i.e., the Combined Fund Pro Forma) with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in Investor Class Shares of each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your approximate cost would be:

Investor Class Shares

	1 year	3 years	5 years	10 years
Turner Concentrated Growth Fund	$172	$614	$1,083	$2,380
Turner Large Growth Fund	$96	$340	$604	$1,358
Combined Fund Pro Forma	$96	$351	$626	$1,410

Overview of the Concentrated Growth Fund and the Large Growth Fund

Comparison of Investment Objectives and Principal Investment Strategies

The following chart summarizes the investment objective of the Concentrated Growth Fund and the Large Growth Fund.

Turner Concentrated Growth Fund:

Investment Objective: Seeks long-term capital appreciation.

Principal Investment Strategy: The Turner Concentrated Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. The Fund's portfolio generally will contain between 15 to 30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. Subject to its investment policy above, during normal market conditions the Fund may invest its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs").

The Fund is classified as non-diversified under the 1940 Act.

Turner Large Growth Fund:

Investment Objective: Seeks long-term capital appreciation.

Principal Investment Strategy: The Turner Large Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of companies with large market capitalizations that Turner believes have strong earnings growth potential. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more. As of June 30, 2012, the market capitalization of the Russell 1000 Growth Index, the Fund's benchmark, ranged from $1.3 billion to $547.4 billion. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. While the Fund typically invests in the equity securities of large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective. In selecting companies for the Fund, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Fund's investment strategy may be changed upon 60 days' prior notice to shareholders.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

The Fund is classified as diversified under the 1940 Act.

The investment objectives, policies and restrictions of the Concentrated Growth Fund are, in general, similar to those of the Large Growth Fund. However, there are certain differences between the investment policies and restrictions of the Concentrated Growth Fund and the Large Growth Fund. For example, the Large Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of companies with large market capitalizations, while the Concentrated Growth Fund invests in primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies, regardless of their market capitalization. For additional information about the investment policies and restrictions of the Funds, see "Comparison of the Concentrated Growth Fund and Large Growth Fund — Investment Objectives and Principal Strategies — Other Investment Practices and Investment Securities of the Concentrated Growth Fund and Large Growth Fund and Comparison of Concentrated Growth Fund and Large Growth Fund — Investment Objectives and Principal Strategies — Investment Restrictions."

Service Providers

Turner serves as investment adviser to each Fund.

For a detailed description of the management of the Funds, including Turner and other service providers to the Funds, see "Comparison of Concentrated Growth and Large Growth Fund — Investment Adviser and Advisory Fee Information," "Comparison of Concentrated Growth and Large Growth Fund — Other Service Providers," and the Funds' prospectus which accompanies this Proxy/Prospectus.

Share Class Characteristics and Shareholder Transactions and Services

Investor Class Shares of the Funds are offered at net asset value with no front-end or contingent deferred sales charges.

The purchase, redemption, dividend, exchange (as to Investor Class Shares) and other policies and procedures of the Concentrated Growth Fund and Large Growth Fund are identical. At this time, purchases of Investor Class Shares of the Large Growth Fund (or of the Combined Fund) will not be subject to a 2.00% redemption fee for redemptions (including exchanges) within 90 days of purchase. The Board of Trustees has determined that the redemption fees have not been necessary to combat short-term trading. However, they reserve the right to implement them, if necessary. See the prospectus for more information.

Voting Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on October 12, 2012, will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Information" below.

PRINCIPAL RISK FACTORS

Risks of Investing in the Concentrated Growth Fund and the Large Growth Fund

An investment in the Concentrated Growth Fund or the Large Growth Fund is subject to specific risks arising from the types of securities in which the Concentrated Growth Fund or the Large Growth Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Concentrated Growth Fund or the Large Growth Fund will meet its investment objective, and investors could lose money by investing in the Concentrated Growth Fund or the Large Growth Fund.

The principal risks applicable to the Concentrated Growth Fund and the Large Growth Funds are described in the table that follows below. More information about certain types of non-principal portfolio securities and investment techniques, and their associated risks, is provided in the statement of additional information (the "SAI") of the Funds. You should consider the investment risks discussed in SAI of the Funds which are important to your investment choice.

Principal Risk	Funds Subject to Risk
Equity Securities — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.	Both Funds
Tax Risk — The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.	Both Funds
Investment Style Risk — The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of growth oriented equity investing.	Both Funds
Large Cap Risk — The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.	Both Funds
Mid Cap Risk — The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.	Both Funds
Sector Risk — The Fund may focus its investments from time to time on one or more economic sectors, in particular the technology sector. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology sector, and the Fund's concentration in technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio.	Both Funds
Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.	Concentrated Growth Fund
Growth Stock Risk — In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.	Both Funds
Foreign Securities Risk — The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.	Both Funds
Portfolio Turnover Risk — The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.	Both Funds

PERFORMANCE

The bar charts and performance tables below provide some indication of the risks and volatility of an investment in each Fund. Of course, a Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Funds' website at www.turnerinvestments.com

This bar chart shows the performance of the Concentrated Growth Fund's Investor Class Shares from year to year for the past ten years.1

1  The performance shown above is based on a calendar year. The Fund's Investor Class Shares commenced operations on June 30, 1999.

Best Quarter	Worst Quarter
30.29 (06/30/03)%	(32.60 (12/31/08))%

The following table compares the Concentrated Growth Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2011 to those of the S&P 500 Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

The performance of Institutional Class and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Large Growth Fund's Institutional Class Shares from year to year for the past ten years.1

1  The performance shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds and was advised by Turner. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund — Class II, and was advised by Constellation Investment Management Company, L.P. and was sub-advised by Turner. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund — Class II changed its name to the Constellation TIP Core Growth Fund — Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. On February 25, 2005, the Constellation TIP Core Growth Fund — Class II was reorganized into the Turner Large Growth Fund (formerly the Turner Core Growth Fund) — Class I (now Institutional Class).

Best Quarter	Worst Quarter
15.61 (06/30/03)%	(26.21 (12/31/08))%

This table compares the Large Growth Fund's average annual total returns for the periods ended December 31, 2011 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Institutional Class Shares only and will vary for Investor Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Turner Concentrated Growth Fund — Investor Class Shares
Before taxes on distributions	(13.25)%	(3.44)%	(1.24)%
After taxes on distributions	(13.25)%	(3.46)%	(1.25)%
After taxes on distributions and sale of shares	(8.61)%	(2.90)%	(1.05)%
S&P 500 Index[1]	2.11%	(0.25)%	2.92%
Russell 1000 Growth Index[2]	2.64%	2.50%	2.60%

1  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

2  The Russell 1000 Growth Index measures the performance of those Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns
(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Turner Large Growth Fund — Institutional Class Shares
Before taxes on distributions	(5.29)%	(1.37)%	2.38%
After taxes on distributions	(5.29)%	(1.46)%	2.30%
After taxes on distributions and sales of shares	(3.44)%	(1.21)%	2.01%
Turner Large Growth Fund — Investor Class Shares[1]	(5.57)%	(1.61)%	2.20%
Russell 1000 Growth Index[2]	2.64%	2.50%	2.60%

1  The inception date for Investor Class Shares is August 1, 2005. Periods prior to August 1, 2005 represent the performance of Institutional Class Shares, adjusted for the differences in fees between the classes (see "Fund Fees and Expenses").

2  The Russell 1000 Growth Index measures the performance of those Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values.

INFORMATION ABOUT THE REORGANIZATION

Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Plan of Reorganization which is attached as Appendix A.

Trustees' Considerations

At a meeting held on September 7, 2012, the Trustees approved the Plan of Reorganization. The Board of Trustees is proposing the Reorganization in an attempt to reduce expenses associated with the operations of both Funds. The Board of Trustees determined that the Funds have identical investment objectives and similar investment strategies. The Board of Trustees considered that the investment strategies of the Funds differed in some respects but were generally similar. The Board of Trustees considered the potential effects of the Reorganization on expense ratios over time. It was believed that the larger Combined Fund could realize economies of scale that may, in the long run, result in lower expense ratios. Therefore, given the long-term reduction of expenses that may be realized in the future by combining the Funds, the lower level of fees that would be payable by the shareholders of the Concentrated Growth Fund following the Reorganization, the consistent level of fees to be paid by the shareholders of the Combined Fund, and the compatibility between the investment objectives and principal strategies of both Funds, the Board of Trustees determined that the Reorganization would enable the shareholders of the Concentrated Growth Fund to continue their individual investment programs without substantial disruption. In addition, the shareholders of the Concentrated Growth Fund will have the same shareholder rights since both Funds are series of the Trust governed by the same Agreement and Declaration of Trust and Bylaws. The Board of Trustees considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

•  improved operating efficiencies of the Funds after the Reorganization due to the combination of similar Funds;

•  the gross total operating expenses and net total operating expenses of the Large Growth Fund after the reorganization (the Combined Fund) are expected to be lower than the current gross and net total operating expenses of the Concentrated Growth Fund;

•  the possible realization of economies of scale in the long run that may over time reduce the operating expense ratios for the Combined Fund as a result of Turner managing one fund instead of two funds with identical investment objectives and similar investment strategies if the Combined Fund's gross total operating expenses fall below the contractual expense limitations for the Large Growth Fund;

•  the Large Growth Fund charges a single investment advisory fee and has a fee waiver/expense reimbursement agreement that limits the Large Growth Fund's "Total Annual Fund Operating Expenses," whereas the Concentrated Growth Fund charges a performance-based fee;

•  similarities between the investment objectives, policies and strategies of the Concentrated Growth Fund and those of the Large Growth Fund;

•  the fact that the Large Growth Fund is diversified while the Concentrated Growth Fund is non-diversified;

•  the expectation of no reduction of the services provided to the Concentrated Growth Fund shareholders after the Reorganization;

•  the proposed Reorganization will be tax free for federal income tax purposes for the Concentrated Growth Fund, the Large Growth Fund and their respective shareholders;

•  neither the Concentrated Growth Fund nor the Large Growth Fund will bear any direct fees or expenses in connection with the reorganization;

•  the proposed Reorganization is in the best interests of both Funds and their shareholders and will not dilute the interests of either Fund's shareholders;

•  a portion of the capital loss carryforwards of the Concentrated Growth Fund are likely to expire unused, but the capital loss carryforwards of the Combined Fund will increase;

•  the Concentrated Growth Fund shareholders will have the opportunity to vote on the Reorganization; and

•  the investment performance of the Large Growth Fund over the one-, five- and ten-year periods ended December 31, 2011 and the first six months of 2012 has been better than that of the Concentrated Growth Fund.

For these and other reasons, the Board of Trustees believes that the Reorganization is in the best interest of the Concentrated Growth Fund and its shareholders. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

The Plan of Reorganization

The following summary of the Plan of Reorganization is qualified in its entirety by reference to the Plan of Reorganization attached to this Proxy/Prospectus as Appendix A.

The Plan of Reorganization provides that (1) the Large Growth Fund shall acquire all of the assets and assume all of the liabilities belonging to the Concentrated Growth Fund, (2) the Large Growth Fund shall issue Investor Class Shares having an aggregate value equal to the aggregate net asset value of Investor Class Shares of the Concentrated Growth Fund, as of the close of business on the business day immediately preceding the Effective Time of the Reorganization (as defined below), to all shareholders of Investor Class Shares of the Concentrated Growth Fund, and (3) the Concentrated Growth Fund will liquidate.

Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the opening of business on approximately January 15, 2013 or on a later date as the parties may agree (the "Effective Time of the Reorganization").

With respect to the Reorganization, each shareholder of the Concentrated Growth Fund will receive the number of full and fractional (to the third decimal place) Investor Class Shares of the Large Growth Fund equal in value to the value of the Investor Class Shares held as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") at the Effective Time of the Reorganization. Immediately upon receipt of Large Growth Fund shares, the Concentrated Growth Fund will liquidate and distribute pro-rata to its shareholders of record as of the Effective Time of the Reorganization the shares of the Large Growth Fund received by the Concentrated Growth Fund in the Reorganization.

The liquidation and distribution of the Concentrated Growth Fund's shares will be accomplished by the transfer of the Large Growth Fund's shares then credited to the account of the Concentrated Growth Fund on the books of the Large Growth Fund to open accounts on the share records of the Large Growth Fund in the names of the shareholders of the Concentrated Growth Fund. The aggregate net asset values of the Investor Class Shares of the Large Growth Fund to be credited to the shareholders of the Concentrated Growth Fund will be equal to the aggregate net asset values of the Investor Class Shares of the Concentrated Growth Fund owned by such shareholders at the close of business on the business day immediately preceding the Effective Time of the

Reorganization. All issued and outstanding shares of the Concentrated Growth Fund will simultaneously be canceled on the books of the Concentrated Growth Fund.

Under the Plan of Reorganization, the Trust will not bear any fees or expenses in connection with the transactions contemplated by the Plan of Reorganization. All of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization will be paid by Turner.

The Plan of Reorganization contains a number of conditions precedent that must occur in order for the Reorganization to occur. These include, among others, that: (1) the shareholders of the Concentrated Growth Fund approve the Reorganization; (2) the Trust receives from its counsel the tax opinion discussed below under "Federal Income Tax Consequences"; and (3) the Trust receives from its counsel an opinion that the Investor Class Shares of the Combined Fund issued pursuant to the Plan of Reorganization will, when sold, be legally issued, fully paid and non-assessable.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Concentrated Growth Fund or (2) 67% or more of the voting interests of the Concentrated Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Concentrated Growth Fund are represented at the Special Meeting in person or by proxy. See the section of this Proxy/Prospectus entitled "Voting Information" for more information.

If the Reorganization is approved, Concentrated Growth Fund shareholders who do not wish to have their shares exchanged for shares of the Large Growth Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a gain or loss for federal income tax purposes, based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of Investor Class Shares of the Concentrated Growth Fund as of the Effective Time of the Reorganization will receive full and/or fractional Investor Class Shares of the Large Growth Fund in accordance with the procedures provided for in the Plan of Reorganization. The Large Growth Fund shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

The exchange of the Concentrated Growth Fund's assets for the Large Growth Fund shares and the assumption of the liabilities of the Concentrated Growth Fund pursuant to the Plan of Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. The Trust has received the opinion of Drinker Biddle & Reath LLP, counsel to the Trust, to the effect that on the basis of the existing provisions of the Code, Treasury regulations under it, current administrative rulings, pronouncements and court decisions, and certain facts, qualifications, assumptions and representations, with respect to the Reorganization, for federal income tax purposes:

(1)  the acquisition of the assets of the Concentrated Growth Fund by the Large Growth Fund in exchange for Large Growth Fund shares and the assumption by the Large Growth Fund of the liabilities of the Concentrated Growth Fund, followed by the distribution of those shares to the Concentrated Growth Fund shareholders will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(2)  the Concentrated Growth Fund will recognize no gain or loss upon the transfer of its assets to the Large Growth Fund in exchange for Large Growth Fund shares and the assumption of the liabilities of the Concentrated Growth Fund or upon the distribution of those shares to the shareholders of the Concentrated Growth Fund;

(3)  the Large Growth Fund will recognize no gain or loss upon the receipt of the assets of the Concentrated Growth Fund in exchange for Large Growth Fund shares and the assumption of the liabilities of the Concentrated Growth Fund;

(4)  no shareholder of the Concentrated Growth Fund will recognize gain or loss upon the receipt of Large Growth Fund shares in exchange for Concentrated Growth Fund shares;

(5)  each shareholder of the Concentrated Growth Fund will obtain an aggregate tax basis in the Large Growth Fund shares received in the exchange equal to the shareholder's aggregate tax basis in the Concentrated Growth Fund shares exchanged;

(6)  the tax basis of the assets of the Concentrated Growth Fund in the hands of the Large Growth Fund will be the same as the tax basis of those assets in the hands of the Concentrated Growth Fund immediately before the transfer;

(7)  the holding period of Large Growth Fund shares received by each shareholder of the Concentrated Growth Fund will include the holding period of the corresponding Concentrated Growth Fund shares exchanged by that shareholder, provided that at the time of the exchange the Concentrated Growth Fund shares were held by that shareholder as capital assets; and

(8)  the holding period of the Large Growth Fund for the assets of the Concentrated Growth Fund transferred to it will include the period during which those assets were held by the Concentrated Growth Fund.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trust has not sought, and will not seek, a tax ruling from the Internal Revenue Service ("IRS") on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the Concentrated Growth Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the Concentrated Growth Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Any such dividends will generally be included in the taxable income of the Concentrated Growth Fund's shareholders (other than shareholders that are tax-exempt entities).

As a result of the Reorganization, the Large Growth Fund will succeed to the tax attributes of the Concentrated Growth Fund, except that an annual limitation under sections 382 and 383 of the Code will generally apply to the Large Growth Fund's ability to use any capital loss carryforward of the Concentrated Growth Fund and capital losses recognized in the first five years after the Reorganization that are attributable to net unrealized losses of the Concentrated Growth Fund as of the Effective time of the Reorganization. Under a de minimis rule that applies to net unrealized gains and losses for purposes of Sections 382 and 383, any net unrealized gain or loss of the Concentrated Growth Fund that does not exceed the lesser of (i) 15% of the net asset value of the Concentrated Growth Fund or (ii) $10,000,000 will be treated as zero.

In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the Concentrated Growth Fund as of the Effective Time of the Reorganization multiplied by that month's "long-term tax-exempt rate" (which is a market-based rate published by the IRS each month — for September 2012, for example, that rate is 3.02%) plus (2) the amount of any unrealized built-in gains of the Concentrated Growth Fund as of the Effective Time of the Reorganization that the Large Growth Fund recognizes within the first five taxable years ending after the Effective Time of the Reorganization. The annual limitation will be proportionately reduced for the post-Effective Time of the Reorganization portion of the Large Growth Fund's current taxable year after the Effective Time of the Reorganization and for any subsequent short taxable year.

Based on the capital loss carryforwards and net asset value of the Concentrated Growth Fund as of the end of its taxable year ended September 30, 2011, it appears likely that the annual limitation will be low enough relative to the size of the Concentrated Growth Fund's capital loss carryforwards as to cause a portion of the Concentrated Growth Fund's capital loss carryforwards attributable to taxable years on or before December 22, 2010, which are subject to an eight-year carryover limitation, to expire unused. For capital losses realized in years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Concentrated Growth Fund and the Large Growth Fund in any such taxable years may be carried forward indefinitely.

The capital loss tax carryforwards of the Concentrated Growth Fund totaled approximately $27,895,000 as of the end of the Fund's last taxable year ended September 30, 2011, and the capital loss carryforwards of the Large Growth Fund totaled approximately $178,397,000 as of that date. The capital loss tax carryforwards of the Concentrated Growth Fund will carry over to the Large Growth Fund in the Reorganization, and will generally be usable thereafter, subject to the limitations discussed above.

Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Capitalization

The following tables show the capitalization of the Concentrated Growth Fund and the Large Growth Fund as of March 31, 2012, and the capitalization of the Large Growth Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Investor Class Shares of the Large Growth Fund that would be exchanged for Investor Class Shares of the Concentrated Growth Fund if the Reorganization shown had been consummated on March 31, 2012, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs.

Turner Concentrated Growth Fund and Turner Large Growth Fund

	Turner Concentrated Growth Fund		Turner Large Growth Fund*	Combined Fund Pro Forma
Investor Class Shares
Net Assets:	$44,021,871		$55,647,054	$99,668,925
Net Asset Value Per Share:	$8.09		$13.12	$13.12
Shares Outstanding:	5,442,630		4,242,137	7,598,052
Institutional Class Shares
Net Assets:	$—	**	$371,449,566	$371,449,566
Net Asset Value Per Share	$—	**	$13.23	$13.23
Shares Outstanding	0	**	28,080,714	28,080,714
Total Net Assets:	$44,021,871		$427,096,620	$471,118,491

*  Turner Large Growth Fund will be the accounting survivor for financial statement purposes.

**  Turner Concentrated Growth Fund has not issued Institutional Class Shares.

COMPARISON OF CONCENTRATED GROWTH AND LARGE GROWTH FUNDS

Investment Objectives and Principal Investment Strategies

This section compares and contrasts the investment objectives and principal investment strategies of the Concentrated Growth Fund with those of the Large Growth Fund. More complete information may be found in the prospectus for the Concentrated Growth Fund and the Large Growth Fund.

Investment Objectives:

Turner Concentrated Growth Fund: Seeks long-term capital appreciation.

Turner Large Growth Fund: Seeks long-term capital appreciation.

Principal Investment Strategies:

The Turner Concentrated Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of U.S. companies, regardless of their market capitalizations, that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. The Fund's portfolio generally will contain between 15 to 30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. Subject to its investment policy above, during normal market conditions the Fund may invest its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs").

The Turner Large Growth Fund invests primarily (at least 80% of its net assets plus any borrowing for investment purposes) in equity securities of companies with large market capitalizations that Turner believes have strong earnings growth potential. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase of $3 billion or more. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. While the Fund typically invests in the equity securities of large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective. In selecting companies for the Fund, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

Other Investment Practices and Investment Securities of the Concentrated Growth Fund and the Large Growth Fund

Each of the Concentrated Growth Fund and Large Growth Fund may also buy other types of securities or employ other portfolio management techniques. Both of the Funds may engage in the same investment practices to the extent consistent with their respective investment objective and principal investment strategies, except that the Concentrated Growth Fund is a non-diversified investment company, as defined in the 1940 Act. Please refer to the Statement of Additional Information for the Funds, which is on file with the SEC and is available without charge by calling the Turner Fund at 1-800-224-6312 or by writing to the Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 for more information on the Funds' investment techniques.

Fundamental Policies

Except with respect to diversification, both the Concentrated Growth Fund and Large Growth Fund have adopted identical fundamental policies. These fundamental polices cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

The Large Growth Fund is diversified (as defined under the 1940 Act) and therefore will not, with respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Concentrated Growth Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. The Concentrated Growth Fund is not diversified (as defined under the 1940 Act) and therefore the above restriction does not apply to the Concentrated Growth Fund, which may invest in the securities of fewer issuers than a diversified fund such as the Large Growth Fund. As a result, the Concentrated Growth Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

Investment Adviser and Advisory Fee Information

The Funds are managed on a day-to-day basis by Turner. As of June 30, 2012, Turner had assets under management of approximately $11.8 billion. As described in the Funds' prospectus, the Large Growth Fund is subject to investment advisory fee at the annual rate (as a percentage of each Fund's average daily net assets) of 0.60%. The Concentrated Growth Fund has an advisory fee that is subject to a performance adjustment based on the Concentrated Growth Fund's performance relative to the performance of the S&P 500 Index and may range from 0.70% to 1.50% depending on the Concentrated Growth Fund's performance. The performance adjustment is computed based on the average net assets of the Fund over the current month plus the previous 11 months. Because the performance fee is based on the average net assets of the rolling 12 month period, and the base fee is based on the average net assets of the current month, the investment advisory fee shown in the table may be lower or higher than the stated range.

Other Service Providers

The Funds have the same service providers. The names of these service providers are set forth below:

Distributor Administrator Sub-Administrator Transfer Agent and Dividend Disbursing Agent Custodian Independent Registered Public Accounting Firm	Foreside Fund Services, LLC Turner Investments, L.P. Citi Fund Services Ohio, Inc. DST Systems, Inc. Citibank, N.A. KPMG LLP

Administration Arrangements

The Trust and Turner have entered into an administration agreement which provides that Turner will perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related services, in connection with operation of the Turner Funds. Turner may enter into agreements with service providers to provide administration services to the Trust. Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's sub-administrator.

Dividends and Other Distributions

Dividends from investment company taxable income and distributions from net capital gains, if any, are generally declared and paid annually by each Fund.

ADDITIONAL INFORMATION ABOUT THE CONCENTRATED GROWTH FUND
AND THE LARGE GROWTH FUND

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by KPMG LLP, an independent registered public accounting firm whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. The financial highlights for the six-month period ended March 31, 2012 are unaudited, and are contained in the semiannual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Selected data for a share of beneficial interest outstanding throughout each period

		Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gaines (losses) on investments	Total from investment operations	Dividends from net investment income	Distribution from capital gains	Total dividends and distributions
Turner Large Growth Fund — Institutional Class Shares
2012	‡	$10.50	—	*(1)	2.73	2.73	—	—	—
2011		$10.56	—	*(1)	(0.04)	(0.04)	(0.02)	—	(0.02)
2010		$9.93	0.02	(1)	0.65	0.67	(0.04)	—	(0.04)
2009		$10.41	0.05	(1)	(0.48)	(0.43)	(0.05)	—	(0.05)
2008		$14.39	0.06	(1)	(4.01)	(3.95)	(0.03)	—	(0.03)
2007		$11.65	0.02	(1)	2.77	2.79	(0.05)	—	(0.05)
Turner Large Growth Fund — Investor Class Shares
2012	‡	$10.42	(0.01	)(1)	2.71	2.70	—	—	—
2011		$10.49	(0.03	)(1)	(0.04)	(0.07)	—	—	—
2010		$9.87	—	*(1)	0.64	0.64	(0.02)	—	(0.02)
2009		$10.34	0.03	(1)	(0.47)	(0.44)	(0.03)	—	(0.03)
2008		$14.33	0.02	(1)	(3.99)	(3.97)	(0.02)	—	(0.02)
2007		$11.61	0.02	(1)	2.73	2.75	(0.03)	—	(0.03)

		Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gaines (losses) on investments	Total from investment operations	Dividends from net investment income	Distribution from capital gains	Total dividends and distributions
Turner Concentrated Growth Fund — Investor Class Shares
2012	‡	$6.42	(0.01	)(1)	1.68	1.67	—	—	—
2011		$6.63	(0.10	)(1)	(0.11)	(0.21)	—	—	—
2010		$6.16	(0.07	)(1)	0.56	0.49	(0.02)	—	(0.02)
2009		$6.35	0.02	(1)	(0.21)	(0.19)	—	—	—
2008		$10.12	(0.07	)(1)	(3.70)	(3.77)	—	—	—
2007		$7.60	(0.05	)(1)	2.57	2.52	—	—	—

		Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets††	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets††	Portfolio turnover rate†††
Turner Large Growth Fund — Institutional Class Shares
2012	‡	$13.23	26.00%†	$371,450	0.69%	0.69%	0.91%	0.05%	60%
2011		$10.50	(0.39)%	$382,336	0.69%	0.69%	0.89%	(0.03)%	182%
2010		$10.56	6.76%	$377,650	0.69%	0.69%	0.87%	0.20%	178%
2009		$9.93	(3.97)%	$381,277	0.69%	0.69%	0.92%	0.65%	126%
2008		$10.41	(27.53)%	$360,083	0.69%	0.69%	0.90%	0.42%	200%
2007		$14.39	24.00%	$237,778	0.68%	0.68%	1.06%	0.42%	103%
Turner Large Growth Fund — Investor Class Shares
2012	‡	$13.12	25.91%†	$55,647	0.94%	0.94%	1.16%	(0.19)%	60%
2011		$10.42	(0.67)%	$56,661	0.94%	0.94%	1.13%	(0.28)%	182%
2010		$10.49	6.51%	$163,750	0.94%	0.94%	1.12%	(0.05)%	178%
2009		$9.87	(4.21)%	$252,916	0.94%	0.94%	1.17%	0.41%	126%
2008		$10.34	(27.76)%	$260,692	0.94%	0.94%	1.15%	0.15%	200%
2007		$14.33	23.68%	$37,541	0.94%	0.94%	1.31%	0.15%	103%
Turner Concentrated Growth Fund — Investor Class Shares
2012	‡	$8.09	26.01%†	$44,022	0.95%	0.95%	1.36%	(0.40)%	89%
2011		$6.42	(3.17)%	$38,939	1.69%	1.69%	2.08%	(1.29)%	203%
2010		$6.63	7.94%	$42,924	1.51%	1.51%	1.94%	(1.14)%	215%
2009		$6.16	(2.99)%	$39,973	0.82%	0.82%	1.34%	0.38%	208%
2008		$6.35	(37.25)%	$42,581	1.53%	1.54%	1.91%	(0.83)%	348%
2007		$10.12	33.16%	$61,401	1.11%	1.11%	1.46%	(0.57)%	220%

‡  For the six-month period ended March 31, 2012, unless otherwise indicated (unaudited). All ratios for the period have been annualized.

*  Amount represents less than $0.01 per share.

†  Total return is for the period indicated and has not been annualized.

††  Inclusive of fees paid indirectly, waivers and/or reimbursements.

†††  Excludes effect of in-kind transfers and mergers, as applicable.

(1)  Based on average shares outstanding.

Amounts designated as "—" are either $0, not applicable or have been rounded to $0.

Materials Incorporated By Reference

Information about the Funds is included in the summary prospectus dated January 31, 2012, a copy of which accompanies this Proxy/Prospectus and is incorporated herein by reference. The statutory prospectus of the Turner Funds, dated January 31, 2012, as supplemented, is also incorporated herein by reference. The Statement of Additional Information dated October 22, 2012, relating to this Proxy/Prospectus is incorporated herein by reference. This document is on file with the SEC, and is available without charge by calling the Trust at the telephone number stated above or by writing the Trust at the following address: Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

VOTING INFORMATION

General Information

The Trustees are furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone or otherwise. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by touch-tone voting; or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, touch-tone voting, voting on time or a subsequently executed proxy or by attending the Special Meeting and voting in person.

Only Concentrated Growth Fund shareholders of record at the close of business on October 12, 2012 will be entitled to vote at the Special Meeting. As of that date, the Concentrated Growth Fund had 18,563,795.018 units of beneficial interest ("shares") of its Investor Class issued and outstanding and did not have any shares of its Institutional Class issued and outstanding. Each whole share held entitles the shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share and each fractional share is entitled to a proportionate fractional vote.

The votes of the shareholders of the Large Growth Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

Shareholder and Board Approvals

The Plan of Reorganization is being submitted for approval by the Concentrated Growth Fund's shareholders at the Special Meeting pursuant to the Trust's Agreement and Declaration of Trust and By-Laws, and was unanimously approved by the Trustees at a meeting held on September 7, 2012. A majority in interest of the Concentrated Growth Fund entitled to vote constitutes a quorum at the Special Meeting. Approval of the Reorganization requires the approval of the holders of the lesser of (1) more than 50% of the outstanding voting interests of the Concentrated Growth Fund or (2) 67% or more of the voting interests of the Concentrated Growth Fund present at the Special Meeting if more than 50% of the outstanding voting interests of the Concentrated Growth Fund are represented at the Special Meeting in person or by proxy. A vote for the Plan of Reorganization includes a vote for the Reorganization; conversely, a vote against the Plan of Reorganization is a vote against the Reorganization.

Quorum and Adjournment

In the event that at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to postpone or adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more postponements or adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. Any such postponement or adjournment will require the affirmative vote of a majority in interest of the Concentrated Growth Fund present in person or by proxy and voting at the session of the Special Meeting to be postponed or adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such a postponement or adjournment, and will vote those proxies required to be voted against any such proposal against any such postponement or adjournment. Subject to the foregoing, the Special Meeting may be adjourned and readjourned without further notice to shareholders.

A quorum is constituted with respect to the Concentrated Growth Fund by the presence in person or by proxy of the holders of a majority in interest of the Concentrated Growth Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Plan of Reorganization. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be considered for quorum determination purposes to be present at the Special Meeting but will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Plan of Reorganization.

Principal Shareholders

As of October 12, 2012, the officers and Trustees of the Trust as a group owned or controlled less than 1% of the outstanding shares of each of the Large Growth Fund and the Concentrated Growth Fund. The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Concentrated Growth Fund as of October 12, 2012. The type of ownership of each entry listed on the table is record ownership. The percentage of the Large Growth Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Concentrated Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS/TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94014-4151	Investor — 893,625.867	19.10%	19.10%
	GENWORTH FINANCIAL TRUST COMPANY FBO GENWORTH FINANCIAL WEALTH MGT MUTUAL CLIENTS FBO OF CUSTODIAL CLIENTS 3200 N CENTRAL AVE FL 7 PHOENIX AZ 85012-2468	Investor — 786,048.440	16.80%	16.80%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR MUTUAL FUND DEPT 5 FLOOR NEW YORK NY 10281	Investor — 651,283.202	13.92%	13.92%
	PRIAC AS TTE FOR RETIREMENT PLANS 280 TRUMBULL STREET ONE COMMERCIAL PLAZA HARTFORD CT 06103-3509	Investor — 565,912.804	12.10%	12.10%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor — 306,613.971	6.55%	6.55%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Investor — 283,632.141	6.06%	6.06%

The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Large Growth Fund as of October 12, 2012. The type of ownership of each entry listed on the table is record ownership. The percentage of the Large Growth Fund that would be owned by the below named shareholder upon consummation of the Reorganization is expected to decline.

Large Growth Fund	Name and Address	Class; Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	Institutional — 4,558,623.277	30.56%	24.56%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS/TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94014-4151	Institutional — 3,819,920.231	25.61%	20.58%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	Institutional — 2,445,316.403	16.39%	13.17%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	Institutional — 912,749.578	6.12%	4.92%
	C/O SUNTRUST BANK SEI PRIVATE TRUST CO FBO 7917201 ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	Institutional — 849,062.033	5.69%	4.57%
	CHARLES SCHWAB & CO ATTN MUTUAL FUNDS/TEAM S 101 MONTGOMERY ST SAN FRANCISCO, CA 94014-4151	Investor — 964,165.548	26.43%	5.19%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	Investor — 951,412.713	26.08%	5.13%
	ING LIFE INSURANCE & ANNUITY COMPANY P.O. BOX 990065 HARTFORD, CT 06199-0065	Investor — 841,076.530	23.05%	4.53%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	Investor — 443,000.805	12.14%	2.39%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25%

of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

OTHER INFORMATION

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders unless otherwise required by the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. If the Reorganization is not completed, the next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to the Trust at its address stated on the first page of this Proxy/Prospectus.

Other Business

The Trust and Turner know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

Householding

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports, prospectuses, proxy statements and other similar documents, including this Proxy/Prospectus, to multiple investors who: share a post office box or residential street address; and either have the same last name or we reasonably believe to be members of the same family, unless we receive contrary instructions from you. If you wish to receive individual delivery of the documents, please contact us at 1-800-224-6312, and individual delivery of the documents will begin within 30 days of your request. Otherwise, delivery of a single copy of the documents to multiple investors will continue indefinitely.

Available Information

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Turner may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: New York Regional Office, 3 World Financial Center, Suite 4000, New York, New York 10281; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, Pennsylvania 19106; Miami Regional Office, 801 Brickell Ave., Suite 1800, Miami, Florida 33131; Atlanta Regional Office, 950 East Paces Ferry, N.E., Ste 900, Atlanta, Georgia 30326; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, Texas 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; San Francisco Regional Office, 44 Montgomery Street, Suite 2800, San Francisco, California 94104. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov. Information included in the Proxy/Prospectus concerning the Trust was provided by the Trust.

Financial Statements

The Funds' audited financial statements, including KPMG LLP's Report of Independent Registered Public Accounting Firm, are included in the Funds' most recent Annual Report and are incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. The Funds' unaudited financial statements for the six-month period ended March 31, 2012 are included in the Funds' most recent Semiannual Report and are incorporated by reference into the Statement of Information relating to this Proxy/Prospectus.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.

* * *

Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.

The Trust will furnish, without charge, copies of its 2011 Annual Report and 2012 Semiannual Report to any shareholder upon request by writing the Trust at the following address: Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 or by telephone at 1-800-224-6312.

Appendix A

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the "Plan") is dated the 7th day of September, 2012, and has been adopted by the Board of Trustees of Turner Funds (the "Trust"), a Massachusetts business trust, to provide for the reorganization of its Turner Concentrated Growth Fund (the "Transferor Fund") into its Turner Large Growth Fund (the "Surviving Fund"). The Transferor Fund and the Surviving Fund (each a "Fund" and together, the "Funds") are each separate investment portfolios of the Trust.

A.  Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Trustees of the Trust has determined that it is in the best interests of the Transferor Fund and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

B.  The Reorganization

1.  At the Effective Time of the Reorganization (as defined below in Section 5 of this Article B), substantially all property of every description, and substantially all interests, rights, privileges and powers of the Transferor Fund, subject to substantially all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of the Assets of the Transferor Fund, the Surviving Fund will contemporaneously issue to the Transferor Fund full and fractional Class II Shares (Investor Class Shares) of the Surviving Fund. The number of Class II Shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of Class I Shares (Investor Class Shares) of the Transferor Fund. The net asset value of Class I Shares of the Transferor Fund and of Class II Shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. The net asset value of Class I Shares of the Transferor Fund and Class II Shares of the Surviving Fund shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of Class I Shares of the Transferor Fund will attach to Class II Shares of the Surviving Fund, as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

2.  Prior to the Effective Time of the Reorganization, the Transferor Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before September 30, 2011 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before September 30, 2011 and in the period from said date to and including the Effective Time of the Reorganization.

3.  At the Effective Time of the Reorganization, the Transferor Fund will make a liquidating distribution to the holders of its Class I Shares of Class II Shares of the Surviving Fund such that the number of Class II Shares of the Surviving Fund that are distributed to Class I shareholders of the Transferor Fund will, as indicated above in Section 1 of this Article B, have an aggregate net asset value equal to the aggregate net asset value of the Class I Shares of the Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization. Each such Class I shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to Class I Shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

4.  The stock transfer books of the Trust with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued in the Reorganization.

5.  The "Effective Time of the Reorganization" for purposes of this Plan shall be the opening of business on January 15, 2013, or at such other time as may be determined by the Board of Trustees or an officer of the Trust.

C.  Actions by Shareholders of the Transferor Fund

Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

(1)  Approval of this Plan and the transactions contemplated hereby.

(2)  Such other matters as may be determined by the Board of Trustees of the Trust.

D.  Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization will be subject to:

(1)  the approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Trustees of the Trust; and

(2)  the following additional conditions:

a.  The Trust will have received an opinion of Drinker Biddle & Reath LLP, based on reasonable representations and assumptions, to the effect that:

(i)  the shares of the Surviving Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

(ii)  for federal income tax purposes: (A) the acquisition of the assets of the Transferor Fund by the Surviving Fund in exchange for Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Transferor Fund, followed by the distribution of those shares to the Transferor Fund shareholders will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (B) the Transferor Fund will recognize no gain or loss upon the transfer of its assets to the Surviving Fund in exchange for Surviving Fund shares and the assumption of the liabilities of the Surviving Fund or upon the distribution of their shares to the shareholders of the Transferor Fund; (C) the Surviving Fund will recognize no gain or loss upon the receipt of the assets of the Transferor Fund in exchange for Surviving Fund shares and the assumption of the liabilities of the Transferor Fund; (D) no shareholder of the Transferor Fund will recognize gain or loss upon the receipt of Surviving Fund shares in exchange for Transferor Fund shares; (E) each shareholder of the Transferor Fund will obtain an aggregate tax basis in the Surviving Fund shares received in the exchange equal to the shareholder's aggregate tax basis in the Transferor Fund shares exchanged; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of those assets in the hands of the Transferor Fund immediately before the transfer; (G) the holding period of Surviving Fund shares received by each shareholder of the Transferor Fund will include the holding period of the corresponding Transferor Fund shares exchanged by that shareholder, provided that at the time of the exchange the Transferor Fund shares were held by that shareholder as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which those assets were held by the Transferor Fund.

b.  All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.  Miscellaneous

1.  This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

2.  This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

3.  At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

4.  The transaction expenses incurred in connection with the Reorganization will be borne by Turner Investments, L.P.

5.  All persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Fund shall be liable for any claims against any other Fund. The Trust and Turner Investments, L.P. specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the Trust shall be liable with respect thereto.

6.  The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Transferor Fund or Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund and the Surviving Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

THE TURNER FUNDS
on behalf of the Turner Concentrated Growth Fund and the Turner Large Growth Fund

By  /s/ Thomas R. Trala

Name: Thomas R. Trala.
Title: President

Turner Investments, L.P. hereby agrees to join this Plan of Reorganization solely for purposes of Article E(4) and (5) of the Plan

TURNER INVESTMENTS, L.P.

By:  /s/ Brian F. McNally

Name: Brian F. McNally
Title: General Counsel and Chief Compliance Officer, Principal

PART B

TURNER FUNDS

Turner Large Growth Fund

Statement of Additional Information

October 22, 2012

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Turner Concentrated Growth Fund	Turner Large Growth Fund
(the “Concentrated Growth Fund”)	(the “Large Growth Fund”)

(each, a series of the Turner Funds)

1205 Westlakes Drive

Suite 100

Berwyn, Pennsylvania 19312

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated October 22, 2012 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Concentrated Growth Fund which is scheduled to be held on or about January 9, 2013.  A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the Turner Funds toll free at 800-224-6312.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.  The Reorganization is expected to occur in accordance with the terms of the Plan of Reorganization.

General Information:

This SAI and the Proxy Statement/Prospectus are related to the proposed acquisition of all of the assets of the Concentrated Growth Fund by the Large Growth Fund and the assumption by the Large Growth Fund of all of the liabilities of the Concentrated Growth Fund, in exchange for Investor Class Shares of the Large Growth Fund having an aggregate value equal to the net asset value of Investor Class Shares of the Concentrated Growth Fund as of the close of business on the business day immediately preceding the effective time of the Reorganization; the distribution of the Large Growth Fund’s Investor Class Shares to each holder of the Concentrated Growth Fund’s Investor Class Shares, as of the effective time of the Reorganization; and the complete liquidation of the Concentrated Growth Fund (collectively, the “Reorganization”).

1

Incorporation of Documents By Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

(1)                                 Statement of Additional Information of the Turner Funds dated January 31, 2012 (previously filed on EDGAR, Accession No. 0001104659-12-004710), as supplemented May 22, 2012 (previously filed on EDGAR, Accession No. 0001104659-12-039079).

(2)                                 The audited financial statements and related report of the independent registered public accounting firm included in the Turner Funds’ September 30, 2011 Annual Report to Shareholders (previously filed on EDGAR, Accession No. 0001104659-11-032874).  No other parts of the Annual Report are incorporated herein by reference.

(3)                                 The unaudited financial statements included in the Turner Funds’ Semiannual Report to Shareholders for the six months ended March 31, 2012 (as previously filed on EDGAR, 0001104659-12-042319).  No other parts of the Semiannual Report are incorporated herein by reference.

Pro Forma Financial Statements

Under the Plan of Reorganization, the Concentrated Growth Fund will be reorganized into the Large Growth Fund.  Shown below are unaudited pro forma financial statements for the combined Large Growth Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated October 22, 2012, had been consummated as of March 31, 2012.

The Pro Forma Combined Schedules of Investments and the Pro Forma Combined Statement of Assets and Liabilities have been adjusted to give effect to the Reorganization as if it had occurred on March 31, 2012.  The Pro Forma Combined Statement of Operations is for the twelve months ended March 31, 2012 and has been adjusted to give effect to the Reorganization as if it had occurred April 1, 2011.

The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on March 31, 2012.  These pro forma numbers have been adjusted for contractual fee rate differences or estimated in good faith based on information regarding the Concentrated Growth Fund and Large Growth Fund for the twelve months ended March 31, 2012.

The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of the Concentrated Growth Fund and Large Growth Fund and such information has been adjusted to give effect to the Reorganization as if it had occurred on March 31, 2012.  The unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statements and related notes of the Large Growth Fund included in its Annual Report to Shareholders for the fiscal year ended September 30, 2011, and its Semiannual Report to Shareholders for the six-month period ended

2

March 31, 2012, which are incorporated herein by reference to the extent stated above.  The combination of Concentrated Growth Fund and Large Growth Fund will be accounted for as a tax-free reorganization.

3

Turner Concentrated Growth Fund

Turner Large Growth Fund

Pro Forma Combined

Schedule of Investments(a)

As of March 31, 2012

(Unaudited)

		Turner		Turner
	% of	Concentrated		Large Growth		Pro Forma
	Combined	Growth Fund		Fund		Combined
	Net Assets	Shares	Value (000)	Shares	Value (000)	Shares	Value (000)

Common stock†	101.4%
Consumer discretionary	15.3%
Amazon.com*		8,790	$1,780	47,670	$9,654	56,460	$11,434
Bed Bath & Beyond*		—	—	89,926	5,914	89,926	5,914
Coach		—	—	51,170	3,954	51,170	3,954
Comcast, Cl A		—	—	218,910	6,570	218,910	6,570
Ford Motor		142,180	1,776	450,660	5,629	592,840	7,405
Guess?		45,960	1,436	130,790	4,087	176,750	5,523
Las Vegas Sands		27,430	1,579	87,440	5,034	114,870	6,613
Lennar, Cl A		56,700	1,541	80,770	2,195	137,470	3,736
Lululemon Athletica*#		—	—	32,650	2,438	32,650	2,438
Ralph Lauren		—	—	27,550	4,803	27,550	4,803
Stanley Black & Decker		—	—	38,760	2,983	38,760	2,983
Starbucks		—	—	89,780	5,018	89,780	5,018
Starwood Hotels & Resorts Worldwide		—	—	55,000	3,103	55,000	3,103
Yum! Brands		—	—	38,090	2,711	38,090	2,711
Total Consumer discretionary			8,112		64,093		72,205

Consumer staples	6.8%
Coca-Cola		—	—	273,190	20,219	273,190	20,219
Estee Lauder, Cl A		—	—	79,740	4,939	79,740	4,939
Mead Johnson Nutrition, Cl A		—	—	39,190	3,233	39,190	3,233
Whole Foods Market		—	—	45,759	3,807	45,759	3,807
Total Consumer staples			—		32,198		32,198

Energy	9.4%
Anadarko Petroleum		—	—	102,430	8,025	102,430	8,025
Cabot Oil & Gas		58,560	1,825	156,310	4,872	214,870	6,697
Cameron International*		—	—	99,450	5,254	99,450	5,254
Concho Resources*		—	—	86,298	8,809	86,298	8,809
Enbridge		—	—	81,460	3,165	81,460	3,165
Peabody Energy		—	—	55,120	1,596	55,120	1,596
Schlumberger		—	—	154,940	10,835	154,940	10,835
Total Energy			1,825		42,556		44,381

Financials	7.4%
Affiliated Managers Group*		—	—	57,830	6,466	57,830	6,466
American Express		—	—	136,690	7,909	136,690	7,909
CBRE Group*		103,080	2,058	257,170	5,133	360,250	7,191
Comerica		61,990	2,006	156,700	5,071	218,690	7,077
Simon Property Group		—	—	21,549	3,139	21,549	3,139
TD Ameritrade Holding		—	—	167,720	3,311	167,720	3,311
Total Financials			4,064		31,029		35,093

Health care	9.0%
Agilent Technologies*		—	—	99,670	4,436	99,670	4,436
Alexion Pharmaceuticals*		22,220	2,064	61,750	5,734	83,970	7,798
Allergan		—	—	51,360	4,901	51,360	4,901
Cerner*		15,340	1,168	55,770	4,248	71,110	5,416
Express Scripts*		—	—	113,260	6,136	113,260	6,136
Gilead Sciences*		—	—	59,280	2,896	59,280	2,896
Intuitive Surgical*		2,400	1,300	7,590	4,112	9,990	5,412
St. Jude Medical		—	—	123,450	5,470	123,450	5,470
Total Health care			4,532		37,933		42,465

Industrials	11.3%
AMETEK		—	—	119,575	5,801	119,575	5,801
Boeing		26,000	1,934	117,040	8,704	143,040	10,638
Caterpillar		17,470	1,861	91,620	9,759	109,090	11,620
KBR		—	—	91,090	3,238	91,090	3,238
Manpower		—	—	64,880	3,073	64,880	3,073
Pall		—	—	62,740	3,741	62,740	3,741
Precision Castparts		—	—	16,280	2,815	16,280	2,815
SPX		—	—	51,950	4,028	51,950	4,028
Union Pacific		—	—	77,480	8,328	77,480	8,328
Total Industrials			3,795		49,487		53,282

		Turner		Turner
	% of	Concentrated		Large Growth		Pro Forma
	Combined	Growth Fund		Fund		Combined
	Net Assets	Shares	Value (000)	Shares	Value (000)	Shares	Value (000)

Information technology	37.7%
Acme Packet*#		—	—	60,120	1,654	60,120	1,654
Altera		—	—	215,470	8,580	215,470	8,580
Apple*		7,860	4,712	81,030	48,575	88,890	53,287
Broadcom, Cl A		52,160	2,050	174,900	6,874	227,060	8,924
eBay*		47,610	1,756	223,730	8,253	271,340	10,009
F5 Networks*		—	—	28,650	3,867	28,650	3,867
Finisar*		76,660	1,545	126,310	2,545	202,970	4,090
Fortinet*		—	—	89,179	2,466	89,179	2,466
Google, Cl A*		—	—	23,330	14,960	23,330	14,960
Juniper Networks*		80,020	1,831	153,030	3,501	233,050	5,332
Lam Research*		34,190	1,526	92,280	4,118	126,470	5,644
LinkedIn, Cl A*		—	—	31,660	3,229	31,660	3,229
NXP Semiconductors*#		—	—	110,790	2,948	110,790	2,948
Qualcomm		25,100	1,707	250,310	17,026	275,410	18,733
Salesforce.com*		10,870	1,679	40,860	6,313	51,730	7,992
SanDisk*		30,430	1,509	79,720	3,953	110,150	5,462
Texas Instruments		46,660	1,568	278,960	9,376	325,620	10,944
Ubiquiti Networks*#		—	—	47,930	1,516	47,930	1,516
VeriFone Systems*		—	—	65,250	3,385	65,250	3,385
VMware, Cl A*		—	—	41,640	4,679	41,640	4,679
Total Information technology			19,883		157,818		177,701

Materials	3.5%
Goldcorp		33,980	1,531	114,620	5,165	148,600	6,696
Monsanto		—	—	84,440	6,735	84,440	6,735
Owens-Illinois*		—	—	124,790	2,912	124,790	2,912
Total Materials			1,531		14,812		16,343

Telecommunication services	0.8%
Aruba Networks*		—	—	176,070	3,923	176,070	3,923
Total Telecommunication services			—		3,923		3,923

Total Common Stock			43,742		433,849		477,591

Cash equivalent	2.9%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)		318,741	319	13,371,094	13,371	13,689,835	13,690

Total Cash equivalent			319		13,371		13,690

Total Investments	104.3%		$44,061		$447,220		$491,281
Liabilities in excess of other assets	-4.3%		(39)		(20,123)		(20,162)
Net Assets	100.0%		$44,022		$427,097		$471,119

Total Investments at Cost			$37,897		$374,219		$412,116

As of March 31, 2012, all of the investments of both funds and the pro forma combined fund were considered Level 1.  Please see Note 3 in Pro Forma Notes to Combining Financials Statements for further information regarding fair value measurements.

(a)

No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger, securities may need to be sold in order for the Large Growth Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser from buying or selling securities in the normal course of such fund’s business and operations.

*	Non-income producing security.
**	This number is listed in thousands.
***	Rate shown is the 7-day effective yield as of March 31, 2012.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
#

Security fully or partially on loan at March 31, 2012. The total value of securities on loan at March 31, 2012, was $0 for Concentrated Growth Fund, $7,937** for Large Growth Fund, and $7,937** for the pro forma combined fund. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

(1)	A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at March 31, 2012 was $7,988** for Large Growth Fund.

Cl - Class

Turner Concentrated Growth Fund

Turner Large Growth Fund

Pro Forma Combined

Statement of Assets and Liabilities (000)

As of March 31, 2012

(Unaudited)

	Turner	Turner
	Concentrated	Large Growth		Pro Forma	Pro Forma
	Growth Fund	Fund		Adjustments	Combined
Assets:

Investment securities, at cost	$37,897	$374,219			$412,116
Investment securities, at value	$44,061	$447,220	*		$491,281	*
Receivable for investment securities sold	—	3,078			3,078
Receivable for capital shares sold	24	330			354
Prepaid expenses	5	33			38
Receivable for dividend income	16	379			395
Total assets	44,106	451,040		—	495,146

Liabilities:

Payable for investment securities purchased	—	8,383			8,383
Obligation to return securities lending collateral	—	7,988			7,988
Payable for capital shares redeemed	31	7,168			7,199
Payable due to shareholder servicing	5	13			18
Other accrued expenses	48	391			439
Total liabilities	84	23,943		—	24,027

Net assets	$44,022	$427,097		$—	$471,119

* Includes market value of securities on loan	$—	$7,937		$—	$7,937

Net Assets:

Portfolio capital	$60,235	$472,705			$532,940
Undistributed net investment income (distributions in excess of investment income)	(70)	95			25
Accumulated net realized loss on investments and foreign currency transactions	(22,307)	(118,704)			(141,011)
Net unrealized appreciation on investments	6,164	73,001			79,165
Net Assets	$44,022	$427,097		$—	$471,119

Outstanding shares of beneficial interest (1)

Investor Class Shares (a)(2)	5,442,630	4,242,137		(2,086,715)	7,598,052
Institutional Class Shares (2)	—	28,080,714		—	28,080,714

Net Assets

Investor Class Shares (a)(2)	$44,021,871	$55,647,054		$—	$99,668,925
Institutional Class Shares (2)	—	371,449,566		—	371,449,566
Net Assets	$44,021,871	$427,096,620		$—	$471,118,491

Net asset value, offering and redemption price per share

Investor Class Shares	$8.09	$13.12			$13.12
Institutional Class Shares	—	$13.23			$13.23

(a) Investor Class shares of Concentrated Growth Fund are exchanged for new Investor Class shares of Large Growth Fund.

(1) Unlimited authorization — par value $0.00001.

(2) Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Turner Concentrated Growth Fund

Turner Large Growth Fund

Pro Forma Combined

Statement of Operations (000)

For the Year Ended March 31, 2012

(Unaudited)

	Turner	Turner
	Concentrated	Large Growth	Pro Forma		Pro Forma
	Growth Fund	Fund	Adjustments		Combined
Investment Income:
Dividend	$207	$3,686	$—		$3,893
Securities lending	5	74	—		79
Foreign taxes withheld	(2)	(9)	—		(11)
Total Investment Income	210	3,751	—		3,961

Expenses

Investment advisory fees	507	3,150	(246	)(1)	3,411
Administrator fees	64	739	—		803
Shareholder service fees(2)	110	196	—		306
Chief compliance officer fees	1	15	—		16
Custodian fees	10	30	(7	)(3)	33
Transfer agent fees	35	217	(14	)(3)	238
Registration fees	21	59	(17	)(3)	63
Professional fees	13	115	—		128
Trustees’ fees	7	68	—		75
Insurance and other fees	37	241	(5	)(3)	273
Total expenses	805	4,830	(289)		5,346
Less:
Investment advisory fee waiver	(156)	(1,015)	34		(1,137)
Shareholder Services fee waiver	(11)	(11)	—		(22)
Net expenses	638	3,804	(255)		4,187

Net investment loss	(428)	(53)	255		(226)

Net realized gain from securities sold	2,487	79,011	—		81,498
Net change in unrealized depreciation on investments	(3,200)	(108,145)	—		(111,345)
Net realized and unrealized loss on investments	(713)	(29,134)	—		(29,847)

Net decrease in net assets resulting from operations	$(1,141)	$(29,187)	$255		$(30,073)

(1)   The Concentrated Growth Fund has an Investment advisory fee subject to a performance adjustment based on the Fund’s performance relative to the performance of the S&P 500 Index and may range from 0.70% to 1.50% depending on the Fund’s performance, while the Large Growth Fund has an Investment advisory fee of 0.60% with no performance adjustment. The decrease in Investment advisory fees is due to the lower fee rate for the Large Growth Fund.

(2)   Attributable to Investor Class Shares only.

(3)   Decrease due to the elimination of duplicative expenses achieved by merging the funds.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

Turner Concentrated Growth Fund

Turner Large Growth Fund

Pro Forma Notes to Combining Financial Statements

March 31, 2012 (Unaudited)

1. Description of the Funds

The Turner Concentrated Growth Fund (the “Concentrated Growth Fund”) and the Turner Large Growth Fund (the “Large Growth Fund”), each a “Fund” and collectively the “Funds”, are series of the Turner Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twelve active portfolios as of March 31, 2012.  The Large Growth Fund is registered as a diversified portfolio of the Trust while the Concentrated Growth Fund is non-diversified.

The Funds are registered to offer Investor Class Shares, and the Large Growth Fund is also registered to offer Institutional Class Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets.

Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for the Funds are distributed to shareholders at least annually.

2. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of the Concentrated Growth Fund by the Large Growth Fund as if such acquisition had taken place as of March 31, 2012.

Under the terms of the Plan of Reorganization, the reorganization of the Concentrated Growth Fund into the Large Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of all of the net assets of the Concentrated Growth Fund in exchange for shares of the Large Growth Fund at net asset value. Investor Class Shares of the Large Growth Fund will be issued in exchange for Investor Class Shares of the Concentrated Growth Fund.

The unaudited pro forma Combined Schedules of Investments and the unaudited pro forma Combined Statement of Assets and Liabilities and the related Combined Statement of Operations have been combined as of and for the year ended March 31, 2012.  Following the acquisition, the Large Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities will be carried forward to the accounting survivor and the results of operations for pre-combination periods of the accounting survivor will not be restated.

The accompanying unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statements and related notes of the Funds included in their Annual

Report to Shareholders for the fiscal year ended September 30, 2011, and their Semiannual Report to Shareholders for the six-month period ended March 31, 2012, which are incorporated by reference into this Statement of Additional Information.

The following notes refer to the accompanying unaudited pro forma combined financial statements as if the above-mentioned acquisition of the Concentrated Growth Fund by the Large Growth Fund had taken place as of April 1, 2011.

3. Security Valuation

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on Nasdaq) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long positions and the most recent quoted ask price for short positions. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain bid and ask prices from two broker-dealers who make a market in the security and determine the average of the two.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Turner Investments, L.P. (the “Adviser” or the “Administrator”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, Citi Fund Services Ohio, Inc. (the “Sub-administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and approved by the Committee, the Adviser determines whether such securities should be fair valued.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market.

The Trust has a three-tier hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

At March 31, 2012, all of the investments in the Funds and the pro forma combined fund were considered Level 1.

For the year ended March 31, 2012, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Large Growth Fund that would have been issued at March 31, 2012, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Concentrated Growth Fund, as of March 31, 2012, divided by the net asset value per share of the shares of the Large Growth Fund as of March 31, 2012.

The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2012:

Class of Shares	Shares of Large Growth Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Institutional Class	28,080,714	—	28,080,714
Investor Class	4,242,137	3,355,915	7,598,052

5. Federal Tax Information

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

At March 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by the Funds, excluding securities sold short and written options, were as follows (000):

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Concentrated Growth Fund	$37,966	$6,852	$(757)	$6,095
Large Growth Fund	375,464	77,575	(5,819)	71,756
Pro Forma Combined Fund	413,430	84,427	(6,576)	77,851

The tax cost of investments will remain unchanged for the combined fund.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY. YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF

ADDITIONAL MAILINGS. RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual/Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

(Please detach at perforation before mailing)

M50630-Z59047

PROXY CARD

TURNER FUNDS

SPECIAL MEETING OF SHAREHOLDERS

JANUARY 9, 2013

TURNER CONCENTRATED GROWTH FUND

The undersigned, hereby appoints Brian F. McNally and Thomas R. Trala as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Concentrated Growth Fund (the “Fund”) of the Turner Funds, to be held at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on January 9, 2013, at 11:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the “Meeting”) all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth on the reverse side, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED OCTOBER 22, 2012.

THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

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3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
EXAMPLE: ☒	M50629-Z59047	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TURNER FUNDS

				For	Against	Abstain

1.     To approve a Plan of Reorganization which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Turner Concentrated Growth Fund (the “Concentrated Growth Fund”) to the Turner Large Growth Fund (the “Large Growth Fund”) in exchange for Investor Class Shares of the Large Growth Fund; and (2) the distribution of the Investor Class Shares of the Large Growth Fund to the shareholders of Investor Class Shares of the Concentrated Growth Fund in liquidation of the Concentrated Growth Fund.

				☐	☐	☐

NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date